                                                                               .
                                                                               .
                                                                               .
                                                                    EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

    CASE NAME: PHILIP SERVICES CORPORATION                           PETITION DATE:                     06/02/03

                                                                      CASE NUMBER:                      03-37718-H2-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH:                  AUGUST    YEAR:   2003

                                         [In Thousands of Dollars]

              MONTH                      JUN - 2003    JUL - 2003    AUG - 2003    SEP - 2003   OCT - 2003   NOV - 2003
--------------------------------------   ----------    ----------    ----------    ----------   ----------   ----------
REVENUES (MOR-6)                         $   63,454    $   60,467    $   61,836    $       --   $       --   $       --
INCOME BEFORE INT. DEPREC./TAX (MOR-6)   $    3,225    $   (2,624)   $   (3,222)   $       --   $       --   $       --
NET INCOME (LOSS) (MOR-6)                $   (7,680)   $   (6,507)   $   (7,033)   $       --   $       --   $       --
PAYMENTS TO INSIDERS (MOR-9)             $      363    $      333    $      391    $       --   $       --   $       --
PAYMENTS TO PROFESSIONALS (MOR-9)        $       --    $       10    $    1,071    $       --   $       --   $       --
                                         ----------    ----------    ----------    ----------   ----------   ----------
TOTAL DISBURSEMENTS (MOR-7)              $   54,261    $   73,577    $   70,511    $       --   $       --   $       --
                                         ==========    ==========    ==========    ==========   ==========   ==========

***The original of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee***

                                                                                                                         CIRCLE ONE

REQUIRED INSURANCE MAINTAINED              Are all accounts receivable being collected within terms?                      YES  NO X
  AS OF SIGNATURE DATE              EXP.   Are all post-petition liabilities, including taxes, being paid within terms?   YES X  NO
                                    DATE   Have any pre-petition liabilities been paid?    YES X  NO    If so, describe
CASUALTY          YES (X) NO ( ) 10 31 03  PRE-PETITION LIABILITIES WHICH WERE APPROVED FOR PAYMENT BY THE COURT (I.E., EMPLOYEES
                                           ----------------------------------------------------------------------------------------
LIABILITY         YES (X) NO ( ) 10 31 03  REIMBURSEMENTS, CRITICAL VENDORS, ETC.) WERE PAID.
                                           ----------------------------------------------------------------------------------------
VEHICLE           YES (X) NO ( ) 10 31 03  Are all funds received being deposited into DIP bank accounts?   YES  NO X  If so,
                                           describe FOUR "NON-DIP" LOCK-BOX ACCOUNTS (WELLS-FARGO OWNED) ALSO RECEIVE CASH DEPOSITS
WORKER'S          YES (X) NO ( ) 10 31 03           -------------------------------------------------------------------------------
                                           Were any assets disposed of outside the normal course of business?            YES   NO X
OTHER:            YES (X) NO ( ) 11 30 03  If so, describe
                                                           ------------------------------------------------------------------------
                                           Are all U.S. Trustee Quarterly Fee Payments Current?                          YES X   NO
                                           What is the status of your Plan of Reorganization?  PLAN WAS FILED ON SEPTEMBER 19,
ATTORNEY NAME:    John F. Higgins IV                                                           ------------------------------------
                                           2003.
FIRM:             Porter & Hedges, L.L.P.  ----------------------------------------------------------------------------------------

ADDRESS:          700 Louisiana

ADDRESS:          Suite 3500                    I certify under penalty of perjury that the following complete
                                                Monthly Operating Report (MOR), consisting of MOR-1 through
CITY, STATE ZIP:  Houston, TX 77002-2764        MOR-9 plus attachments, is true and correct.

TELEPHONE:        713-226-0648
                                                SIGNED         /s/ Michael Taff
                                                               ---------------------------
                                                               (ORIGINAL SIGNATURE)

                                                TITLE          V.P. - Corp. Controller
                                                               ---------------------------

MOR-1

CASE NAME: PHILIP SERVICES CORPORATION
CASE NUMBER: 03-37718-H2-11

                            COMPARATIVE BALANCE SHEET
                            [In Thousands of Dollars]

                                          FILING DATE
ASSETS                                    JUNE 2, 2003   JUN - 2003   JUL - 2003   AUG - 2003   SEP - 2003   OCT - 2003   NOV - 2003
                                          ------------  -----------  -----------  -----------   ----------   ----------   ----------
CURRENT ASSETS:
  Cash                                    $    16,851   $    17,693  $    13,408  $    18,885
  Restricted Cash:  Wells-Fargo Foothill       14,860        41,896       53,714       39,713
  Accounts Receivable, Net                    166,223       142,840      133,111      140,573
  Inventory: Lower of Cost or Market           23,253        20,153       20,746       22,648
  Other                                        43,233        39,448       39,670       43,255
                                          -----------   -----------  -----------  -----------   ----------   ----------   ----------
TOTAL CURRENT ASSETS                          264,420       262,030      260,649      265,074           --           --           --
Property, Plant and Equipment at Cost         266,624       268,749      269,424      269,909
Less: Accumulated Depreciation                (91,313)      (93,752)     (96,085)     (98,355)
Net Book Value of Property, Plant and
 Equipment                                    175,311       174,997      173,339      171,554           --           --           --
Other Long-Term Assets                         22,015        21,824       21,667       24,242
                                          -----------   -----------  -----------  -----------   ----------   ----------   ----------
TOTAL ASSETS                              $   461,746   $   458,851  $   455,655  $   460,870   $       --   $       --   $       --
                                          ===========   ===========  ===========  ===========   ==========   ==========   ==========

MOR-2

CASE NAME: PHILIP SERVICES CORPORATION
CASE NUMBER: 03-37718-H2-11

                            COMPARATIVE BALANCE SHEET
                            [In Thousands of Dollars]

                                            FILING DATE
LIABILITIES AND OWNER'S EQUITY              JUNE 2, 2003 JUN - 2003   JUL - 2003   AUG - 2003   SEP - 2003   OCT - 2003  NOV - 2003
                                            ------------ -----------  -----------  -----------  -----------  ----------  ----------
LIABILITIES:
   POST-PETITION LIABILITIES (MOR-4)        $         -- $    53,207  $    62,584  $    80,711  $        --  $       --  $       --
                                            ------------ -----------  -----------  -----------  -----------  ----------  ----------
   PRE-PETITION LIABILITIES:
     Secured Term Note Payable                   170,905     170,905      170,905      170,905           --          --
     Secured PIK Notes Payable                   137,027     137,027      137,027      137,027
     Unsecured PIK Notes Payable                  51,003      51,178       51,178       51,178
     Revolver Note Payable                        50,282      50,282       50,282       50,282
     Other Notes Payable                           5,334       5,136        5,136        3,617
     Intercompany Notes Receivable with
      Non-Filed Entities                         (50,878)    (50,878)     (50,878)     (50,878)
     Trade Accounts Payable                       73,028      61,045       60,934       58,194
     Other Accrued Liabilities                   141,466     105,092       99,094       97,515
   PRE-PETITION LIABILITIES                      578,167     529,787      523,678      517,840           --          --          --
                                            ------------ -----------  -----------  -----------  -----------  ----------  ----------
TOTAL LIABILITIES                                578,167     582,994      586,262      598,551           --          --          --

STOCKHOLDER'S EQUITY (DEFICIT):
   Capital Stock                                 122,827     122,833      122,838      122,842           --          --          --
   Pre-Petition Retained Deficit and
    Wholly-Owned Subsidiary Stock               (239,248)   (239,248)    (239,248)    (239,248)          --          --          --
   Post-Petition Change in Foreign Currency
    Translation                                       --         (48)         (10)         (55)          --          --          --
   Post-Petition Retained Earnings / (Loss)           --      (7,680)     (14,187)     (21,220)          --          --          --
                                            ------------ -----------  -----------  -----------  -----------  ----------  ----------
TOTAL STOCKHOLDER'S EQUITY / (DEFICIT)          (116,421)   (124,143)    (130,607)    (137,681)          --          --          --
                                            ------------ -----------  -----------  -----------  -----------  ----------  ----------
TOTAL LIABILITIES & OWNER'S EQUITY               461,746     458,851      455,655      460,870           --          --          --

MOR-3

CASE NAME: PHILIP SERVICES CORPORATION
CASE NUMBER: 03-37718H2-11

                      SCHEDULE OF POST-PETITION LIABILITIES
                            [In Thousands of Dollars]

                                              JUN - 2003    JUL - 2003    AUG - 2003    SEP - 2003    OCT - 2003    NOV - 2003
                                              -----------   -----------   -----------   -----------   -----------   -----------
Trade Accounts Payable (a)                    $    18,132   $    16,291   $    23,544   $        --   $        --   $        --
Bank Indebtedness                                   5,453        10,220        14,631            --            --            --
Accrued Liabilities                                22,521        26,004        29,575            --            --            --
Intercompany Payable / (Receivable)                 7,101        10,069        12,961            --            --            --
Secured Debt Post-Petition                             --            --            --            --            --            --
                                              -----------   -----------   -----------   -----------   -----------   -----------
TOTAL POST-PETITION LIABILITIES (MOR-3)       $    53,207   $    62,584   $    80,711   $        --   $        --   $        --

(a) Trade accounts payable also includes manually accrued accounts payable invoices.

MOR-4

CASE NAME: PHILIP SERVICES CORPORATION
CASE NUMBER: 03-37718-H2-11

                          AGING OF ACCOUNTS RECEIVABLE
                            [In Thousands of Dollars]

                          AGING OF ACCOUNTS RECEIVABLE

MONTH                              JUN - 2003     JUL - 2003     AUG - 2003     SEP - 2003    OCT - 2003      NOV - 03
-------------------------------   -----------    -----------    -----------    -----------   -----------   -----------
0-30                              $    86,389    $    77,562    $    79,677    $        --   $        --   $        --
31-60                                  28,754         23,352         21,825             --            --
61-90                                  12,698         14,532         14,091             --            --
91 +                                   33,347         35,329         42,625             --            --
                                  -----------    -----------    -----------    -----------   -----------   -----------
Gross Trade Accounts Receivable       161,188        150,775        158,218             --            --   $        --
Less: Bad Debt Reserve                (18,348)       (17,664)       (17,645)            --            --            --
                                  -----------    -----------    -----------    -----------   -----------   -----------
Accounts Receivable, net          $   142,840    $   133,111    $   140,573    $        --   $        --   $        --


MOR-5

CASE NAME: PHILIP SERVICES CORPORATION
CASE NUMBER: 03-37718-H2-11

                           STATEMENT OF INCOME (LOSS)
                            [In Thousands of Dollars]

            MONTH                    JUN - 2003    JUL - 2003    AUG - 2003    SEP - 2003    OCT - 2003 NOV - 2003   FILING TO DATE
-----------------------------------  -----------   -----------   -----------   -----------   ---------- -----------  --------------
REVENUES (MOR-1)                     $    63,454   $    60,467   $    61,836                                         $      185,757
TOTAL COST OF REVENUES                    54,120        54,036        54,479                                                162,635
GROSS PROFIT                         $     9,334   $     6,431   $     7,357   $        --   $       -- $        --  $       23,122
OPERATING EXPENSES:
  Selling & Marketing                $     1,351   $     1,504   $     1,467                                         $        4,322
  General & Administrative                 1,586         4,720         5,793                                                 12,099
  Professional Fees                        3,172         2,831         3,319                                                  9,322
  Other (attach list)                         --            --            --                                                     --
                                     -----------   -----------   -----------   -----------   ---------- -----------  --------------
TOTAL OPERATING EXPENSE              $     6,109   $     9,055   $    10,579   $        --   $       -- $        --  $       25,743
                                     -----------   -----------   -----------   -----------   ---------- -----------  --------------
INCOME BEFORE INT, DEPR/TAX (MOR-1)  $     3,225   $    (2,624)  $    (3,222)  $        --   $       -- $        --  $       (2,621)
INTEREST EXPENSE                           1,254         1,077         1,096                                                  3,427
DEPRECIATION                               2,393         2,371         2,355                                                  7,119
OTHER (INCOME) EXPENSES  (a)                (390)         (387)         (609)                                                (1,386)
DISCONTINUED OPERATIONS (INCOME)
 / LOSS                                    7,710           857           892                                                  9,459
                                     -----------   -----------   -----------   -----------   ---------- -----------  --------------
TOTAL INT, DEPR & OTHER ITEMS        $    10,967   $     3,918   $     3,734   $        --   $       -- $        --  $       18,619
                                     -----------   -----------   -----------   -----------   ---------- -----------  --------------
NET INCOME BEFORE TAXES              $    (7,742)  $    (6,542)  $    (6,956)  $        --   $       -- $        --  $      (21,240)
INCOME TAXES (BENEFIT)                       (62)          (35)           77                                                    (20)
                                     -----------   -----------   -----------   -----------   ---------- -----------  --------------
NET INCOME (LOSS) (MOR-1)            $    (7,680)  $    (6,507)  $    (7,033)  $        --   $       -- $        --  $      (21,220)

(A) PRINCIPALLY COMPRISED OF INTERCOMPANY INTEREST INCOME ON INTERCOMPANY NOTES RECEIVABLE FROM AFFILIATED NON-FILED CANADIAN ENTITIES OF THE COMPANY.

MOR-6

CASE NAME: PHILIP SERVICES CORPORATION
CASE NUMBER: 03-37718-H2-11

                 REPORT OF CASH RECEIPTS AND CASH DISBURSEMENTS
                                 [In Thousands]

        CASH RECEIPTS AND
          DISBURSEMENTS                JUN - 2003    JUL - 2003  AUG - 2003   SEP - 2003   OCT - 2003   NOV - 2003   FILING TO DATE
------------------------------------  -----------  -----------  -----------  -----------  -----------  -----------  --------------
1.  CASH-BEGINNING OF MONTH           $    16,851  $    17,693  $    13,408  $        --  $        --  $        --  $       16,851
                                      -----------  -----------  -----------  -----------  -----------  -----------  --------------
RECEIPTS:
2.  Industrial Services Group              39,828       35,353       30,551                                                105,732
3.  PSD Group                               4,884        5,726        6,907                                                 17,517
4.  Metals Group                           42,830       29,803       24,440                                                 97,073
5.  Corporate                                  --           --           --                                                     --
6.  Non Filed Entity Receipts               1,225        1,338        1,033                                                  3,596
                                      -----------  -----------  -----------  -----------  -----------  -----------  --------------
TOTAL RECEIPTS                             88,767       72,220       62,931           --           --           --         223,918

DISBURSEMENTS:
7.  A/P DISBURSEMENTS:
8.  Industrial Services Group              10,880       20,386       18,200                                                 49,466
9.  PSD Group                                 867        1,178        1,749                                                  3,794
10. Metals Group                           19,952       25,726       25,852                                                 71,530
11. Corporate                               3,827        6,767        4,451                                                 15,045
                                      -----------  -----------  -----------  -----------  -----------  -----------  --------------
12. TOTAL A/P DISBURSEMENTS                35,526       54,057       50,252           --           --           --         139,835
13. PAYROLL DISBURSEMENTS:
14. Industrial Services Group              12,779       13,589       14,767                                                 41,135
15. PSD Group                               2,501        2,096        1,631                                                  6,228
16. Metals Group                            2,295        3,001        2,153                                                  7,449
17. Corporate                               1,160          824          543                                                  2,527
                                      -----------  -----------  -----------  -----------  -----------  -----------  --------------
18. TOTAL PAYROLL DISBURSEMENTS            18,735       19,510       19,094           --           --           --          57,339
                                      -----------  -----------  -----------  -----------  -----------  -----------  --------------
TOTAL DISBURSEMENTS FROM OPERATIONS        54,261       73,567       69,346           --           --           --         197,174

19. PROFESSIONAL FEES                          --           10        1,071           --           --           --           1,081
20. U.S. TRUSTEE FEES                          --           --           94                                                     94
21. OTHER REORGANIZATION EXPENSES
    (attach list)                              --           --           --                                                     --
                                      -----------  -----------  -----------  -----------  -----------  -----------  --------------
TOTAL DISBURSEMENTS                        54,261       73,577       70,511           --           --           --         198,349
                                      -----------  -----------  -----------  -----------  -----------  -----------  --------------
22. CLEARING INFLOWS (OUTFLOWS)            (5,952)       8,214         (904)          --           --           --           1,358
23. NET CASH FLOW                          28,554        6,857       (8,484)          --           --           --          26,927
24. RESTRICTED CASH DUE FROM WELLS
    FARGO FOOTHILL                         27,712       11,142      (13,961)          --           --           --          24,893
25. CASH - END OF MONTH (MOR-2)       $    17,693  $    13,408  $    18,885  $        --  $        --  $        --  $       18,885



                     *Applies to Individual debtor's only.

MOR-7

CASE NAME: PHILIP SERVICES CORPORATION
CASE NUMBER: 03-37718H2-11

                 TOTAL DISBURSEMENTS - DETAILED BY LEGAL ENTITY
                                 [In Thousands]

    BANKRUPTCY
NO.     NO.        FEIN       NAME OF DEBTOR                     JUN - 2003  JUL - 2003  AUG - 2003
--- ----------  ----------  ------------------------------------ ----------  ----------  ----------
  1      37718  98-0131394  Philip Services Corporation          $      528  $    1,028  $      298
  2      37719  88-0315217  21st Enviro Mgmt (NV)                       178         178         174
  3      37726  05-0476858  21st Enviro Mgmt (RI)                        --          --          --
  4      37727  36-2999642  ACE/Allwaste of Indiana, Inc.               136         193         259
  5      37728  58-1615191  Allwaste Tank Cleaning, Inc.E15           1,163       2,358       2,262
  6      37729  63-1059703  Allworth, Inc.                              103         151         162
  7      37731  91-0856173  BEI (WA), Inc.                              892       3,187       3,168
  8      37733  58-1647392  Cappco Tubular Products, Inc.                --          --          --
  9      37735  34-1659465  Chem Freight, Inc.                           --          --          --
 10      37736  65-0476480  Chem Pollution Control FL, Inc.              79          90          35
 11      37737  11-3202344  Chem Pollution Control - NY, Inc.           110         122         136
 12      37738  75-1730470  Chemical Reclamation Services, Inc.         465         735         565
 13      37739  34-1852236  Cousins Waste Control, Inc.                 331         420         449
 14      37740  38-2263067  Cyano-Kem, Inc.                              --          --          --
 15      37741  72-0719253  Delta Maintenance, Inc.                      94         157         506
 16      37742  25-1538512  D&L, Inc.                                    --          --          --
 17      37743  72-0940971  International Catalysts, Inc.               330         466         444
 18      37744  61-1090856  Jesco, Inc.                                 198         231         220
 19      37745  05-0436875  Northland Environmental , Inc.              388         908         393
 20      37746  38-2387251  Nortru, Inc.                                782       1,230       1,295
 21      37747  37-1021508  Philip Environmental Services Corp.       1,400       2,450       1,199
 22      37748  15-0433570  Philip Metals (USA), Inc.                    --          --          --
 23      37749  76-0284668  Philip Reclamation Corp. Houston,
                            Inc.                                        307         270         326
 24      37750  42-1167435  Philip North Central, Inc.                  324         427         482
 25      37751  95-3484009  Philip Transportation & Remediation,
                            Inc.                                      1,330       1,515       1,357
 26      37752  91-1420891  PSC Environmental Services, Inc.             --          --         898
 27      37753  31-1574374  PSC Metals, Inc.                         22,247      28,727      28,005
 28      37754  76-0303456  PSC Recovery Systems, Inc.                  187         416         354
 29      37755  76-0474965  PSC Industrial Outsourcing, Inc.         20,618      25,568      22,964
 30      37756  98-0185025  PSC Industrial Services, Inc.                --          --          --
 31      37757  22-2301518  Republic Environmental Recycling
                            (New Jersey) Inc.                            --          --          --
 32      37758  23-2146567  Republic Environmental System
                            (Pennsylvania), Inc.                        305         803         647
 33      37759  52-2062642  Luntz Acquisition                            --          --          --
 34      37760  25-1509265  Republic Environmental System
                            (Transportation Group), Inc.                120         239         106
 35      37761  22-2713662  Republic Environmental System
                            (Technical Services Group), Inc.             --          --          --
 36      37762  91-1358675  Resource Recovery Corporation                 1           1           1
 37      37763  95-2139931  Rho-Chem, Inc.                              225         214         223
 38      37764  52-2026970  RMF Global, Inc.                            157         182         214
 39      37765  38-2736173  RMF Industrial Contracting, Inc.          1,154       1,214       3,276
 40      37766  72-1285495  Serv-Tech EPC, Inc.                          --          --          --
 41      37768  72-0650854  Serv-Tech EPC Subsidiary, Inc.               --          --          --
 42      37769  43-1198595  Solvent Recovery Corp.                       96          89          86
 43      37770  23-2246990  Thermal-KEM, Inc.                            12           6           7
 44      37772  76-0109675  Total Refractory Systems, Inc.               --          --          --
                                                                 ----------  ----------  ----------
                            TOTAL DISBURSEMENTS                  $   54,261  $   73,577  $   70,511
                                                                 ==========  ==========  ==========

    BANKRUPTCY
NO.     NO.        FEIN       NAME OF DEBTOR                       SEP - 2003 OCT - 2003  NOV - 2003  FILING TO DATE
--- ----------  ----------  ------------------------------------   ---------- ----------  ----------  --------------
  1      37718  98-0131394  Philip Services Corporation            $       -- $       --  $       --  $        1,854
  2      37719  88-0315217  21st Enviro Mgmt (NV)                          --         --          --             530
  3      37726  05-0476858  21st Enviro Mgmt (RI)                          --         --          --              --
  4      37727  36-2999642  ACE/Allwaste of Indiana, Inc.                  --         --          --             588
  5      37728  58-1615191  Allwaste Tank Cleaning, Inc.E15                --         --          --           5,783
  6      37729  63-1059703  Allworth, Inc.                                 --         --          --             416
  7      37731  91-0856173  BEI (WA), Inc.                                 --         --          --           7,247
  8      37733  58-1647392  Cappco Tubular Products, Inc.                  --         --          --              --
  9      37735  34-1659465  Chem Freight, Inc.                             --         --          --              --
 10      37736  65-0476480  Chem Pollution Control FL, Inc.                --         --          --             205
 11      37737  11-3202344  Chem Pollution Control - NY, Inc.              --         --          --             368
 12      37738  75-1730470  Chemical Reclamation Services, Inc.            --         --          --           1,765
 13      37739  34-1852236  Cousins Waste Control, Inc.                    --         --          --           1,199
 14      37740  38-2263067  Cyano-Kem, Inc.                                --         --          --              --
 15      37741  72-0719253  Delta Maintenance, Inc.                        --         --          --             757
 16      37742  25-1538512  D&L, Inc.                                      --         --          --              --
 17      37743  72-0940971  International Catalysts, Inc.                  --         --          --           1,240
 18      37744  61-1090856  Jesco, Inc.                                    --         --          --             649
 19      37745  05-0436875  Northland Environmental , Inc.                 --         --          --           1,689
 20      37746  38-2387251  Nortru, Inc.                                   --         --          --           3,307
 21      37747  37-1021508  Philip Environmental Services Corp.            --         --          --           5,049
 22      37748  15-0433570  Philip Metals (USA), Inc.                      --         --          --              --
 23      37749  76-0284668  Philip Reclamation Corp. Houston,
                            Inc.                                           --         --          --             903
 24      37750  42-1167435  Philip North Central, Inc.                     --         --          --           1,234
 25      37751  95-3484009  Philip Transportation & Remediation,
                            Inc.                                           --         --          --           4,202
 26      37752  91-1420891  PSC Environmental Services, Inc.               --         --          --             898
 27      37753  31-1574374  PSC Metals, Inc.                               --         --          --          78,979
 28      37754  76-0303456  PSC Recovery Systems, Inc.                     --         --          --             957
 29      37755  76-0474965  PSC Industrial Outsourcing, Inc.               --         --          --          69,150
 30      37756  98-0185025  PSC Industrial Services, Inc.                  --         --          --              --
 31      37757  22-2301518  Republic Environmental Recycling
                            (New Jersey) Inc.                              --         --          --              --
 32      37758  23-2146567  Republic Environmental System
                            (Pennsylvania), Inc.                           --         --          --           1,756
 33      37759  52-2062642  Luntz Acquisition                              --         --          --              --
 34      37760  25-1509265  Republic Environmental System
                            (Transportation Group), Inc.                   --         --          --             465
 35      37761  22-2713662  Republic Environmental System
                            (Technical Services Group), Inc.               --         --         --               --
 36      37762  91-1358675  Resource Recovery Corporation                  --         --          --               3
 37      37763  95-2139931  Rho-Chem, Inc.                                 --         --          --             663
 38      37764  52-2026970  RMF Global, Inc.                               --         --          --             553
 39      37765  38-2736173  RMF Industrial Contracting, Inc.               --         --          --           5,644
 40      37766  72-1285495  Serv-Tech EPC, Inc.                            --         --          --              --
 41      37768  72-0650854  Serv-Tech EPC Subsidiary, Inc.                 --         --          --              --
 42      37769  43-1198595  Solvent Recovery Corp.                         --         --          --             271
 43      37770  23-2246990  Thermal-KEM, Inc.                              --         --          --              25
 44      37772  76-0109675  Total Refractory Systems, Inc.                 --         --          --              --
                                                                   ---------- ----------  ----------  --------------
                            TOTAL DISBURSEMENTS                    $       -- $       --  $       --  $      198,349
                                                                   ========== ==========  ==========  ==============

MOR-7(a)

CASE NAME: PHILIP SERVICES CORPORATION
CASE NUMBER: 03-37718H2-11

                          BANK ACCOUNT RECONCILIATIONS
                            [In Thousands of Dollars]

                              BOOK          BANK
                             BALANCE       BALANCE      DIFFERENCE
                            ----------    ----------    ----------
Industrial Services Group   $   (4,780)   $      437    $   (5,217)
Project Services Group          (2,282)           --        (2,282)
Metals Services Group             (201)         (237)           36
Corporate                       26,148        11,586        14,562
                            ----------    ----------    ----------
    Total Cash              $   18,885    $   11,786    $    7,099
                            ==========    ==========    ==========

MOR-8

CASE NAME: PHILIP SERVICES CORPORATION
CASE NUMBER: 03-37718H2-11


                      PAYMENT TO INSIDERS AND PROFESSIONALS
                            [In Thousands of Dollars]

                                                                                                                    FILING TO
   PROFESSIONALS: NAME                Jun - 2003   Jul - 2003   Aug - 2003   Sep - 2003   Oct - 2003   Nov - 2003      DATE
                                      ----------   ----------   ----------   ----------   ----------   ----------   ----------
 1   Sonnenschein, Nath, Rosenthal    $       --   $       --   $      687   $       --   $       --   $       --   $      687
 2   Andrews & Kurth                          --           --          147           --           --           --          147
 3   Porter & Hedges                          --           --          117           --           --           --          117
 4   Chanin Capital Partners                  --           --           73           --           --           --           73
 5   Ernst & Young LLP                        --           --           35           --           --           --           35
 6   Seyfarth Shaw                            --           --            9           --           --           --            9
 7   Van Ness Feldman                         --            8           --           --           --           --            8
 8   PricewaterhouseCoopers                   --           --            2           --           --           --            2
 9   Dierker & Glassmeyer                     --            2           --           --           --           --            2
10   Galloway, Johnson, Tompkins              --           --            1           --           --           --            1
TOTAL PROFESSIONALS (MOR-1)           $       --   $       10   $    1,071   $       --   $       --   $       --   $    1,081

MOR-9    Page 1 of 2

                      PAYMENT TO INSIDERS AND PROFESSIONALS
                            [In Thousands of Dollars]

                                                                                                       FILING TO
    INSIDERS: NAME       JUN - 2003   JUL - 2003   AUG - 2003   SEP - 2003   OCT - 2003   NOV - 2003      DATE
----------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
 1 Michael Taff          $       32   $       14   $       19   $       --   $       --   $       --   $       65
 2 David Andrews                 30           12           20           --           --           --           62
 3 Robert Lewis                  30           12           17           --           --           --           59
 4 Robert Millstone              25           22           32           --           --           --           79
 5 Donald Forlani                23           24           37           --           --           --           84
 6 Michael Ramirez               21           19           29           --           --           --           69
 7 Robert Knauss                 18           14           24           --           --           --           56
 8 Robert Card                   17           10           14           --           --           --           41
 9 Brian Recatto                 16           20           32           --           --           --           68
10 John Rent                     16           31           24           --           --           --           71
11 Douglas McSorley              13           25           19           --           --           --           57
12 James Boggs                   12           12           20           --           --           --           44
13 James Jacko                   10           15           13           --           --           --           38
14 Vince Gentile                  8            5           --           --           --           --           13
15 Deborah Huston                 8            7           11           --           --           --           26
16 Linda Bogdanovic               8           13           11           --           --           --           32
17 Steve Forystek                 8            8           10           --           --           --           26
18 James Lanclos                  7            8            8           --           --           --           23
19 Felix Pardo                    7            3           --           --           --           --           10
20 Phillip Thurston               7            9           14           --           --           --           30
21 Michael Stineman               7           12           11           --           --           --           30
22 Harold First                   6            3           --           --           --           --            9
23 Gerald Francis                 6            6            9           --           --           --           21
24 Robert Mitchell                6            3           --           --           --           --            9
25 Roger Sheidler                 6            8            8           --           --           --           22
26 Jerry Leslie                   5            8            6           --           --           --           19
27 Edmund Frost                   4            3           --           --           --           --            7
28 Stanley Norman                 4            3           --           --           --           --            7
29 Melissa Materna                3            4            3           --           --           --           10
TOTAL INSIDERS (MOR-1)   $      363   $      333   $      391   $       --   $       --   $       --        1,087

MOR-9           Page 2 of 2